                                                                    EXHIBIT 10.9

                             AWARD AGREEMENT UNDER
                           CROSS TIMBERS OIL COMPANY
                           1997 STOCK INCENTIVE PLAN
                           -------------------------



     THIS AGREEMENT is entered into this _____ day of _________________, 1998, between Cross Timbers Oil Company, a Delaware corporation (herein called "Company"), and __________________________ (herein called "Grantee"), pursuant to the provisions of the Cross Timbers Oil Company 1997 Stock Incentive Plan, as amended (herein called the "Plan"). The Compensation Committee of the Board of Directors of the Company has determined that Grantee is eligible to participate as a Grantee under the Plan and, to carry out its purposes, has this day authorized the grant, pursuant to the Plan, of the options set forth below to Grantee.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties do hereby agree as follows:

     1. GRANT OF OPTIONS. Subject to all of the terms, conditions, and provisions of the Plan and of this Agreement, the Company hereby grants to Grantee options under the Plan pursuant to which Grantee shall have the right and option under the Plan to purchase from the Company all or any part of an aggregate of ____________________ shares of the common stock of the Company, of the par value of one cent ($0.01) per share ("Common Stock"), which shares shall consist of authorized but unissued shares or issued shares reacquired by the Company. Such options are not intended to be Incentive Stock Options, as defined in the Plan.

     2. OPTION PRICE. The option or purchase price payable by Grantee to the Company in exercise of this option shall be $__________________ per share, being the fair market value of the Common Stock of the Company on this date (the "Grant Date") as determined according to the Plan. Upon exercise of this option, Grantee must pay to the Company, in full, the option price for the shares of Common Stock issuable pursuant to such exercise with cash. Grantee may also pay to the Company, in full, the option price with Common Stock owned by Grantee on the date of exercise or Common Stock acquired pursuant to such exercise, provided that Grantee provides satisfactory evidence, in the opinion of the Secretary or any Assistant Secretary of the Company, that Grantee directly owns on the date of exercise shares of Common Stock sufficient to pay the option price, and that the Grantee has owned such shares for six months or more (such Common Stock being valued at fair market value on the date of such exercise).

     3.   EXERCISE PERIOD.

     (a) One-fifth of the options granted on a Grant Date will become exercisable on each of the first, second, third, fourth, and fifth anniversaries of such Grant Date. Alternatively, one-half of the total number of options granted will become exercisable when the Common Stock closes on the New York Stock Exchange at or above $______ per share. If the Common Stock closes on the New York Stock Exchange at or above $______ per share, then the remaining options granted will become exercisable. If the Common Stock is not listed on the New York Stock Exchange, then any reference in this

          Agreement to the New York Stock Exchange will be deemed to be the principal securities exchange on which the Common Stock is traded.

     (b) The right to exercise options will be cumulative. An option must be exercised in multiples of 10% of the options then exercisable.

     (c) Any options which remain unexercised on the tenth anniversary of the Grant Date will expire.

     (d) Options may be exercised only if the Common Stock is duly registered under the Securities Act of 1933 and applicable state securities laws, or unless the issuance is exempt from such registrations.

     4. NO EMPLOYMENT COMMITMENT. Grantee acknowledges that neither the grant of options nor the execution of this Agreement by the Company shall be interpreted or construed as imposing upon the Company an obligation to retain Grantee's services for any stated period of time, which employment shall continue to be at the pleasure of the Company at such compensation as it shall determine, unless otherwise provided in a written employment agreement.

     5.   GRANTEE'S AGREEMENT.  Grantee expressly and specifically agrees that:

     (a) With respect to the calendar year in which such options are exercised, Grantee shall include in his gross income for federal income tax purposes the amount, if any, by which the fair market value of the stock on the date of exercise as determined in Section 6.7(b) of the Plan exceeds the option price;

     (b) The grant of options is special incentive compensation which shall not be taken into account as "wages" or "salary" in determining the amount of payment or benefit to Grantee under any pension, thrift, stock, or deferred compensation plan of the Company; and

     (c) In behalf of Grantee's beneficiary, such grant shall not affect the amount of any life insurance coverage available to such beneficiary under any life insurance plan covering employees of the Company or any subsidiary.

     6. OTHER TERMS, CONDITIONS, AND PROVISIONS. As previously provided, the options herein granted by the Company to Grantee are granted subject to all of the terms, conditions, and provisions of the Plan. Grantee hereby acknowledges receipt of a copy of the Plan certified by the Secretary of the Company, and the parties agree that the entire text of such Plan be, and it is hereby incorporated herein by reference as fully as if copied herein in full.
Reference to such Plan is therefore made for a full description of the rights and methods of exercise of the options, the effect of Grantee's termination of employment, the adjustments to be made in the event of changes in the capital structure of the Company, and of all of the other provisions, terms, and conditions of the Plan applicable to the options granted herein. If any of the provisions of this Agreement shall vary from or be in conflict with the Plan, the provisions of the Plan will be controlling.

     7. TRANSFERABILITY. The options granted hereunder are transferable or assignable by Grantee in accordance with Section 2.8 of the Plan or by will or the laws of descent and distribution.

     IN WITNESS WHEREOF, this Agreement is executed and entered into effective on the day and year first above expressed.

ATTEST:                                  CROSS TIMBERS OIL COMPANY



                                         By:
-------------------------------------       ------------------------------------
Virginia Anderson,                       Name:  Bob R. Simpson
Secretary                                Title: Chairman of the Board and
                                                 Chief Executive Officer



                                         ---------------------------------------
                                         -----------------------------

                             AWARD AGREEMENT UNDER
                           CROSS TIMBERS OIL COMPANY
                           1997 STOCK INCENTIVE PLAN
                           -------------------------



     THIS AGREEMENT is entered into this _____ day of _____________, 1998, between Cross Timbers Oil Company, a Delaware corporation (herein called "Company"), and _______________________ (herein called "Grantee"), pursuant to the provisions of the Cross Timbers Oil Company 1997 Stock Incentive Plan, as amended (the "Plan"). The Compensation Committee of the Board of Directors of the Company (the "Committee") has determined that Grantee is eligible to participate as a Grantee under the Plan and, to carry out its purposes, has this day authorized the grant, pursuant to the Plan, of the performance shares set forth below to Grantee.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties do hereby agree as follows:

     1. GRANT OF PERFORMANCE SHARES. Subject to all of the terms, conditions, and provisions of the Plan and of this Agreement, the Company hereby grants to Grantee under Article IV of the Plan _______________ shares of the common stock of the Company, of the par value of one cent ($0.01) per share ("Common Stock"), which shares shall consist of authorized but unissued shares or issued shares reacquired by the Company. Such shares are being issued as performance shares under the Plan.

     2. VESTING. The performance shares granted herein shall vest when the Common Stock closes on the New York Stock Exchange at or above $_____ per share. If the Common Stock is not listed on the New York Stock Exchange, then any reference in this Agreement to the New York Stock Exchange will be deemed to be the principal securities exchange on which the Common Stock is traded.

     3.   GRANTEE'S AGREEMENT.  Grantee expressly and specifically agrees that:

     (a) With respect to the calendar year in which such performance shares are vested, Grantee shall include in his gross income for federal income tax purposes the fair market value of the performance shares upon the vesting of the performance shares.

     (b) The grant of options is special incentive compensation which will not be taken into account as "wages" or "salary" in determining the amount of payment or benefit to Grantee under any pension, thrift, stock, or deferred compensation plan of the Company.

     (c) In behalf of Grantee's beneficiary, such grant shall not affect the amount of any life insurance coverage available to such beneficiary under any life insurance plan covering employees of the Company or any subsidiary.

     (d) The Company may hold unvested performance shares in escrow until the performance shares vest.

     4. TERM. Any performance shares which remain unvested on the tenth anniversary of the date of this Agreement shall be canceled, shall not vest and shall be returned to the Company.

     5. DEATH OR DISABILITY. Upon death of Grantee, or upon termination of Grantee's employment by reason of permanent disability (as determined by the Committee), all unvested performance shares granted herein shall immediately vest.

     6. OTHER TERMS, CONDITIONS, AND PROVISIONS. As previously provided, the performance shares herein granted by the Company to Grantee are granted subject to all of the terms, conditions, and provisions of the Plan. Grantee hereby acknowledges receipt of a copy of the Plan certified by the Secretary of the Company, and the parties agree that the entire text of such Plan be, and it is hereby incorporated herein by reference as fully as if copied herein in full. Reference to such Plan is therefore made for a full description of the rights of Grantee and of all of the other provisions, terms, and conditions of the Plan applicable to the performance shares granted herein. If any of the provisions of this Agreement shall vary from or be in conflict with the Plan, the provisions of the Plan shall be controlling.

     7. NON-TRANSFERABILITY. The performance shares granted hereunder are not transferable or assignable by Grantee. [THE PERFORMANCE SHARES GRANTED HEREUNDER SHALL NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED, OR OTHERWISE DISPOSED OF PRIOR TO SIX MONTHS AFTER THE DATE OF GRANT, EXCEPT BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION.]

     8. NO EMPLOYMENT COMMITMENT. Grantee acknowledges that neither the grant of performance shares nor the execution of this Agreement by the Company will be interpreted or construed as imposing upon the Company an obligation to retain Grantee's services for any stated period of time, which employment shall continue to be at the pleasure of the Company at such compensation as it shall determine, unless otherwise provided in a written employment agreement.

     IN WITNESS WHEREOF, this Agreement is executed and entered into effective on the day and year first above expressed.


                                         CROSS TIMBERS OIL COMPANY

ATTEST:

                                         By:
--------------------------------------      ------------------------------------
Virginia Anderson,                       Name:  Bob R. Simpson
Secretary                                Title: Chairman of the Board and
                                                 Chief Executive Officer



                                         ---------------------------------------
                                         ----------------------------------

                             AWARD AGREEMENT UNDER
                           CROSS TIMBERS OIL COMPANY
                           1997 STOCK INCENTIVE PLAN
                           -------------------------



     THIS AGREEMENT is entered into this _____ day of _____________, 1998, between Cross Timbers Oil Company, a Delaware corporation (herein called "Company"), and ___________________________, Director of the Company (herein called "Grantee"), pursuant to the provisions of the Cross Timbers Oil Company 1997 Stock Incentive Plan, as amended (herein called the "Plan"). The Compensation Committee of the Board of Directors of the Company has determined that Grantee is eligible to participate as a Grantee under the Plan and, to carry out its purposes, has this day authorized the grant, pursuant to the Plan, of the options set forth below to Grantee.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties do hereby agree as follows:

     1. GRANT OF OPTIONS. Subject to all of the terms, conditions, and provisions of the Plan and of this Agreement, the Company hereby grants to Grantee options under Article V of the Plan pursuant to which Grantee shall have the right and option under the Plan to purchase from the Company all or any part of an aggregate of 2,250 shares of the common stock of the Company, of the par value of one cent ($0.01) per share ("Common Stock"), which shares shall consist of authorized but unissued shares or issued shares reacquired by the Company. Such options are not intended to be Incentive Stock Options, as defined in the Plan.

     2. OPTION PRICE. The option or purchase price payable by Grantee to the Company in exercise of this option shall be $___________ per share, being the fair market value of the Common Stock of the Company on this date (the "Grant Date") as determined according to the Plan. Upon exercise of this option, Grantee must pay to the Company, in full, the option price for the shares of Common Stock issuable pursuant to such exercise with cash. Grantee may also pay to the Company, in full, the option price with Common Stock owned by Grantee on the date of exercise or Common Stock acquired pursuant to such exercise, provided that Grantee provides satisfactory evidence, in the opinion of the Secretary or any Assistant Secretary of the Company, that Grantee directly owns on the date of exercise shares of Common Stock sufficient to pay the option price, and that the Grantee has owned such shares for six months or more (such Common Stock being valued at fair market value on the date of such exercise).

     3. EXERCISE PERIOD. Options may be exercised only upon the following terms and conditions:

     (a) One-fifth of the options granted on a Grant Date will become exercisable on each of the first, second, third, fourth, and fifth anniversaries of such Grant Date. [ALTERNATIVELY, ONE-HALF OF THE TOTAL NUMBER OF OPTIONS GRANTED WILL BECOME EXERCISABLE WHEN THE COMMON STOCK CLOSES ON THE NEW YORK STOCK EXCHANGE AT OR ABOVE $______ PER SHARE. IF THE COMMON STOCK CLOSES ON THE NEW YORK STOCK EXCHANGE AT OR ABOVE $______ PER SHARE, THEN THE REMAINING OPTIONS GRANTED WILL BECOME EXERCISABLE. IF THE COMMON STOCK IS NOT LISTED ON THE NEW YORK STOCK EXCHANGE, THEN ANY

         REFERENCE IN THIS AGREEMENT TO THE NEW YORK STOCK EXCHANGE WILL BE DEEMED TO BE THE PRINCIPAL SECURITIES EXCHANGE ON WHICH THE COMMON STOCK IS TRADED.]

     (b) The right to exercise options will be cumulative. An option must be exercised in multiples of 10% of the options then exercisable.

     (c) Any options which remain unexercised on the tenth anniversary of the Grant Date will expire.

     (d) In the event that Grantee stands for reelection as a director of the Company but fails to be reelected, such failure shall not affect options granted hereunder. In all other events where Grantee does not continue as a director of the Company, Grantee may thereafter exercise only those options that were exercisable upon the date Grantee ceased to be a director and only during the period occurring within two years after Grantee ceased to be a director (but not after the expiration of the Option Period), and to the extent not exercised in such two-year period the options will expire; provided, that, in the event of the death of Grantee, the options may be exercised as provided in Section 2.7(a) of the Plan. Reference is made to the Plan for other terms and conditions upon which the options may be exercised or terminate.

     (e) Options may be exercised only if the Common Stock is duly registered under the Securities Act of 1933 and applicable state securities laws, or unless the issuance is exempt from such registrations.

     4. GRANTEE'S AGREEMENT. Grantee expressly and specifically agrees that with respect to the calendar year in which such options are exercised, Grantee shall include in his gross income for federal income tax purposes the amount, if any, by which the fair market value of the stock on the date of exercise as determined in Section 6.7(b) of the Plan exceeds the option price.

     5. OTHER TERMS, CONDITIONS, AND PROVISIONS. As previously provided, the options herein granted by the Company to Grantee are granted subject to all of the terms, conditions, and provisions of the Plan. Grantee hereby acknowledges receipt of a copy of the Plan certified by the Secretary of the Company, and the parties agree that the entire text of such Plan be, and it is hereby incorporated herein by reference as fully as if copied herein in full.
Reference to such Plan is therefore made for a full description of the rights and methods of exercise of the options, the adjustments to be made in the event of changes in the capital structure of the Company, and of all of the other provisions, terms, and conditions of the Plan applicable to the options granted herein. If any of the provisions of this Agreement shall vary from or be in conflict with the Plan, the provisions of the Plan shall be controlling.

     6. TRANSFERABILITY. The options granted hereunder are transferable or assignable by Grantee in accordance with Section 2.8 of the Plan or by will or the laws of descent and distribution.

     IN WITNESS WHEREOF, this Agreement is executed and entered into effective on the day and year first above expressed.

                                    CROSS TIMBERS OIL COMPANY

ATTEST:

                                    By:
---------------------------------      ----------------------------------
Virginia Anderson,                  Name:  Bob R. Simpson
Secretary                           Title: Chairman of the Board and
                                           Chief Executive Officer


                                    ------------------------------------
                                    -----------------------

                             AWARD AGREEMENT UNDER
                           CROSS TIMBERS OIL COMPANY
                           1997 STOCK INCENTIVE PLAN
                           -------------------------



     THIS AGREEMENT is entered into this _____ day of _____________, 1998, between Cross Timbers Oil Company, a Delaware corporation (herein called "Company"), and __________________________, Director of the Company (herein called "Grantee"), pursuant to the provisions of the Cross Timbers Oil Company 1997 Stock Incentive Plan, as amended (herein called the "Plan"). The Compensation Committee of the Board of Directors of the Company has determined that Grantee is eligible to participate as a Grantee under the Plan and, to carry out its purposes, has this day authorized the grant, pursuant to the Plan, of the performance shares set forth below to Grantee.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties do hereby agree as follows:

     1. GRANT OF PERFORMANCE SHARES. Subject to all of the terms, conditions, and provisions of the Plan and of this Agreement, the Company hereby grants to Grantee under Article V of the Plan 3,375 shares of the common stock of the Company, of the par value of one cent ($0.01) per share ("Common Stock"), which shares shall consist of authorized but unissued shares or issued shares reacquired by the Company. Such shares are being issued as performance shares under the Plan.

     2. VESTING. The performance shares granted herein shall vest six months after the date of grant.

     3. GRANTEE'S AGREEMENT. Grantee expressly and specifically agrees that Grantee shall include in his gross income for federal income tax purposes the fair market value of the performance shares on the date of grant, which price per share is _____________.

     4. OTHER TERMS, CONDITIONS, AND PROVISIONS. As previously provided, the performance shares herein granted by the Company to Grantee are granted subject to all of the terms, conditions, and provisions of the Plan. Grantee hereby acknowledges receipt of a copy of the Plan certified by the Secretary of the Company, and the parties agree that the entire text of such Plan be, and it is hereby incorporated herein by reference as fully as if copied herein in full. Reference to such Plan is therefore made for a full description of the rights of Grantee and of all of the other provisions, terms, and conditions of the Plan applicable to the performance shares granted herein. If any of the provisions of this Agreement shall vary from or be in conflict with the Plan, the provisions of the Plan shall be controlling.

     5. NON-TRANSFERABILITY. The performance shares granted hereunder shall not be sold, assigned, pledged, hypothecated, transferred, or otherwise disposed of prior to six months after the date of grant, except by will or the laws of descent and distribution.

     IN WITNESS WHEREOF, this Agreement is executed and entered into effective on the day and year first above expressed.



                                    CROSS TIMBERS OIL COMPANY

ATTEST:


                                    By:
---------------------------------      -------------------------------------
Virginia Anderson,                  Name:  Bob R. Simpson
Secretary                           Title: Chairman of the Board and
                                           Chief Executive Officer


                                    ---------------------------------------
                                    --------------------------------

                     AMENDMENT TO AWARD AGREEMENT(S) UNDER
                     -------------------------------------
              CROSS TIMBERS OIL COMPANY 1997 STOCK INCENTIVE PLAN
              ---------------------------------------------------


     This Amendment to Award Agreement(s) Under Cross Timbers Oil Company 1997 Stock Incentive Plan ("Amendment") is entered into this 25th day of February, 1998, between Cross Timbers Oil Company, a Delaware corporation (herein called "Company"), and Grantee (as hereinafter identified), pursuant to the provisions of the Cross Timbers Oil Company 1997 Stock Incentive Plan (herein called the "Plan").

                                    RECITALS
                                    --------

     A. The Company and Grantee have entered into one or more Award Agreements Under Cross Timbers Oil Company 1997 Stock Incentive Plan (herein called the "Agreement"), whereby Grantee was granted options to purchase shares of Common Stock of the Company.

     B. On January 29, 1998, the Board of Directors of the Company approved a three for two stock split to be effected as a stock dividend for shareholders of record at the close of business on February 12, 1998. Further, the Board of Directors of the Company approved the adjustment, pursuant to the Plan, of any options previously granted under the Plan to proportionately increase the number of shares of Common Stock then subject to options and to proportionately decrease the price per share of the options granted, so that the optionees under the Plan retain the same economic benefit as was previously granted.

     C. On February 17, 1998, the Board of Directors of the Company amended the early vesting provisions of the Agreement to reflect the three for two stock split to be effected as a stock dividend.

     D.  On February 17, 1998, the Board of Directors of the Company amended
Section 1.5(a) of the Plan to proportionately increase the number of shares that can be granted under the Plan and to any one individual, and amended Section 2.5 of the Plan to provide that an Optionee may pay for his or her options with Common Stock owned by the Optionee on the date of the exercise or with Common Stock acquired pursuant to the exercise, provided that the Optionee directly owns on the date of exercise shares of Common Stock sufficient to pay the option price and that the Optionee has owned such shares for six months or more.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties do hereby agree to the following:

     1. Notwithstanding anything contained in the terms of the Agreement, the number of shares granted and the option price payable by Grantee to the Company in exercise of the option under the terms of the Agreement shall be adjusted as shown on the attached Exhibit A.

     2.  Paragraph 3(c) of the Agreement is amended as follows:

         "(c) One-half of the total number of options granted will become exercisable when the Common Stock closes on the New York Stock Exchange at or above $16.67 per share. If the Common Stock closes on the New York Stock Exchange at or above $20.00 per share, then the remaining options granted will become exercisable. If the Common Stock is not listed on the New York Stock Exchange, then any reference in this Agreement to the New York Stock Exchange will be deemed to be the principal securities exchange on which the Common Stock is traded."

     3. The Company and Grantee agree that the terms of the Agreement will be governed by the Plan as amended, a copy of which is attached hereto.
     IN WITNESS WHEREOF, this Amendment is executed and entered into on the date and year first above stated.

                                    CROSS TIMBERS OIL COMPANY


                                    By:
                                       ----------------------------------------
                                       Bob R. Simpson
                                       Chairman of the Board


                                    GRANTEE


                                    ------------------------------------------

                                   EXHIBIT A

    Amendment to Award Agreement Under Cross Timbers Oil Company 1997 Stock
    -----------------------------------------------------------------------
                                 Incentive Plan
                                 --------------



====================================================================================================
Grantee:
Award            Option           Option         Existing     Option  Amended Existing    Amended
Agreement    Shares Granted  Shares Exercised  Option Shares  Price    Option Shares    Option Price
----------------------------------------------------------------------------------------------------

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====================================================================================================